SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 August 14, 2000

                            GB PROPERTY FUNDING CORP.

                                GB HOLDINGS, INC.

                        GREATE BAY HOTEL AND CASINO, INC.

             (Exact name of Registrant as specified in its Charter)

             Delaware                                     75-2502290
             Delaware                                     75-2502293
             New Jersey                 33-69716          22-2242014
             -------------------------------------------------------
             (State or other juris-     (Commission       (IRS Employer
              diction of incorporation)  File Number)     Identification
                                                            Number)


             c/o Sands Hotel & Casino
             Indiana Avenue and Brighton Park, 9th Floor
             Atlantic City, New Jersey
                                                           08401
            (Address of principal executive office)       (Zip Code)


             Registrant's telephone number including area code: (609) 441-4517
                                                                --------------
                                 Not Applicable
                                 --------------
         (Former name and former address, as changed since last report)




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Item 3.           Bankruptcy or Receivership

On August 14, 2000 (the "Confirmation Date"), the United States Bankruptcy Court for the District of New Jersey entered an order (the "Confirmation Order") confirming the Modified Fifth Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code Proposed by the Official Committee of Unsecured Creditors and High River (the "Plan") for the Company. The Plan will take effect and will be consummated on the Effective Date, which is expect to occur as soon as practicable. The following summary of the Plan is qualified by reference to the Plan, the Second Amended Master Disclosure Statement, and the Fifth Amended Supplement to the Master Disclosure Statement dated April 7, 2000. Copies of the Plan and the Confirmation Order are attached hereto as Exhibits 1 and 2. Capitalized terms that are not defined herein shall have the meanings given them under the Plan.

On the Effective Date, the Company's existing securities, including its 10 7/8% First Mortgage Notes due January 15, 2004 (the "Old Notes") and all of the Company's issued and outstanding shares of common stock (the "Old Common Stock") will be canceled, extinguished, and of no further force and effect. Also on the Effective Date (or soon thereafter as is practicable) upon compliance with the Plan, holders of the Old Notes on the Confirmation Date will be entitled to receive a distribution of a pro rata share of: (i) the New Notes, and (ii) 5,375,000 shares of New Common Stock (the "Stock Distribution").

Other creditors of the Company will receive the following Distributions pursuant to the Plan:

(i) Except as set forth below as to fees and expenses of the Old Notes Trustee, Allowed Administrative Operating Expense Claims will be paid in Cash, on the Effective Date, or, if such Claim becomes Allowed after the Effective Date, within five (5) days after such Claim becomes Allowed.

 (ii) At the option of the Proponents, each holder of an Allowed Priority Tax Claim shall be paid the full amount of such Allowed Priority Tax Claim, (a) in Cash, on the later of (i) the Effective Date (or as soon thereafter as is practicable, but no later than ten (10) days after the Effective Date), or (ii) the first Business Day after such Claim becomes an Allowed Claim (or as soon thereafter as is practicable); or (b) in equal quarterly installments of principal and interest at the applicable legal rate over a period not to exceed six
           (6) years from the date of assessment of such Priority Tax Claim.

(iii) After application to the Bankruptcy Court within sixty (60) days after the Effective Date and approval of such application by Final Order, the Reorganized Debtors will pay all Allowed fees and expenses of the Old Notes Trustee incurred in or in connection with the Cases.

(iv) Each Holder of a Priority Claim shall be paid the Allowed amount of such Claim, including all applicable interest and other charges to which the Holder of such Allowed Priority Claim may be entitled under applicable law or contract, to the extent permitted

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           under the  applicable  provision of Section  507(a) of the Bankruptcy
           Code, in Cash, on the later of: (a) the Effective Date (or as soon thereafter as is practicable) and (b) the first Business Day after such Claim becomes an Allowed Claim (or as soon thereafter as is practicable).

(v) On the Effective Date, the agreements giving rise to Other Secured Claims shall be reinstated and all defaults thereunder shall be cured pursuant to Section 1124 of the Bankruptcy Code.

(vi) Each holder of a General Unsecured Claim shall be entitled to receive, in Cash, its pro rata share of the Unsecured Creditors Fund. The Unsecured Creditors Fund shall consist of Cash deposited by the Reorganized Debtors on the Effective Date (the "Fund Deposit") equal to $5,360,000.

(vii) Holders of Intercompany Note Claims shall be allocated New Common Stock in an amount equal to approximately 995,079 shares. However, pursuant to Section 510 of the Bankruptcy Code, all New Common Stock so allocated shall be distributed to Holders of Old Notes, on account of and pursuant to the subordination provisions of the Intercompany Notes. Those shares are included in the Stock Distribution referred to above. Holders of Claims in this Class shall retain no distribution in respect of their Claims.

(viii) Holders of Other Subordinated Claims shall receive no distribution in respect of their Claims.

         As of the Effective Date all the Old Common Stock will be canceled and an aggregate of 10 million shares of New Common Stock will be issued and outstanding.

Item 7(c).        Exhibits

1. Modified Fifth Amended Joint Plan of Reorganization under Chapter 11 of The Bankruptcy Code Proposed by The Official
Committee of Unsecured Creditors and High River
(filed herein as Exhibit 1 to the Confirmation Order).

2.       Order Confirming Modified Fifth Amended Joint Plan of
Reorganization under Chapter 11 of The Bankruptcy Code
Proposed by The Official Committee of Unsecured Creditors and High River.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              GB PROPERTY FUNDING CORP.

Dated:  August 21, 2000                              By: /s/ Timothy A. Ebling
                                              Name:  Timothy A. Ebling
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

                                              GB HOLDINGS, INC.

Dated:  August 21, 2000                              By: /s/ Timothy A. Ebling
                                              Name:  Timothy A. Ebling
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

                                              GREATE BAY HOTEL AND CASINO, INC.

Dated:  August 21, 2000                              By: /s/ Timothy A. Ebling
                                              Name:  Timothy A. Ebling
                                              Title: Executive Vice President
                                                     and Chief Financial Officer

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                                  Exhibit Index

         No.                        Exhibit

          1. Modified Fifth Amended Joint Plan of Reorganization under Chapter 11 of The Bankruptcy Code Proposed by The Official Committee of Unsecured Creditors and High River (filed herein as Exhibit 1 to the Confirmation Order).

         2. Order Confirming Modified Fifth Amended Joint Plan of Reorganization under Chapter 11 of The Bankruptcy Code Proposed by The Official Committee of Unsecured Creditors and
                              High River.

























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